UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):   September 28, 2005

 KFX INC.
 (Exact name of Registrant as specified in its charter)

Delaware	0-23634	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

55 Madison Street, Suite 745 Denver, Colorado, USA		80206
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)

 not applicable
(Former name or former address, if changed since last report)

Section 7.  Regulation FD

Item 7.01  Regulation FD Disclosure

            On September 28, 2005, KFx Inc. announced that it will be hosting a conference call at 11:00 a.m. EDT on September 29, 2005 to discuss recent corporate developments.  These developments include the expansion of KFx’s senior management team, as well as plans to construct a new K-Fuel™ plant.  Copies of the press releases dated September 28, 2005 are attached as exhibits to this report.

Section 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Title or Description
99.1	Press Release dated September 28, 2005
99.2	Press Release dated September 28, 2005
99.3	Press Release dated September 28, 2005
99.4	Press Release dated September 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFx Inc.

Date: September 29, 2005	By: /s/ Matthew V. Elledge
Matthew V. Elledge
Vice President and Chief Financial Officer

KFx INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

99.1	Press Release dated September 28, 2005
99.2	Press Release dated September 28, 2005
99.3	Press Release dated September 28, 2005
99.4	Press Release dated September 28, 2005